YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Bill Zollars Chairman, President & CEO Baird Industrial Conference Bill Zollars Chairman, President & CEO Baird Industrial Conference November 11, 2008 Exhibit 99.1

YRC Worldwide

YRC Worldwide

yrcw.com

YRC Logistics | YELLOW | Roadway | Holland | Reddaway | Glen Moore | REIMER EXPRESS LINES LTD. | NEW PENN

Making global commerce work by connecting people, places and information

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Brand Recognition
Brand Recognition
YRC Worldwide generates more than $9 billion of revenue through global transportation services, transportation management solutions, and logistics management under a portfolio of successful brands.

YRC Worldwide

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

YRC Worldwide Strategy
YRC Worldwide Strategy
One operating company with a combined
national network
Further opportunities for growth
Teamster collaboration
Competitive opportunity to leverage scale for
broader array of services
Accelerating Our National Integration
De-levering & Liquidity Initiatives
Early note redemptions
Sale-leaseback strategies for core operating
facilities
Cash proceeds from sales of excess facilities
Additional debt reduction opportunities
Strategic Global Growth YRC Regional Network Optimization
Further network optimization
Continued focus on YRC Regional opportunities
to improve efficiencies
Additional phases planned at Holland to improve
growth and further efficiencies
Reddaway has made significant progress since
realigning its territory
One integrated global network
China is the world’s fastest growing
economy for three decades
Completed acquisition of Shanghai Jiayu
Logistics
Global shipment visibility via technology
solution

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Accelerating Our Integration
Accelerating Our Integration
• What does it mean?
Yellow and Roadway networks will be combined, significantly reducing fixed costs and enhancing service performance
Local sales teams join forces to sell services of both brands
• Why now?
Economic downturn has created enough capacity in the networks to integrate without interrupting our customers’ supply chains
Positive customer response from combined corporate sales
• What are the benefits?
Increased network scale and efficiencies
Improved reliability, enhanced service and simplified customer experience
Projected annual operating income improvement in excess of $200 million

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Integration Approach
Integration Approach
Planning Stage
Combined numerous
physical locations
Dedicated team
working on data
conversion for 2 years
Formed one National
leadership team
Pilot consolidations in
Canada
First Wave
Smaller end-of-line
facilities
Focus on P&D and
dock functions
Full process complete
within two weeks
Lower risk and smaller
portion of savings
Second Wave
Larger facilities &
distribution centers
Focus on P&D and
linehaul functions
Learning curve benefit
lowers risk
Larger portion of
expected savings

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

What Makes Our Integration Different?
What Makes Our Integration Different?
Combined back-offices, exchanged
technology & best practices
Immediately combined networks and
migrated technology into one
Previous LTL Integrations Yellow + Roadway
Reduced significant headcount &
encountered union resistance
Combined corporate sales team
Negotiated key labor flexibilities &
aligned National networks
Phased-in approach to integrate
operations and local sales teams
Teamster collaboration and
customer support
Created a common
management team

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

7 National Networks National Networks Yellow Terminals Roadway Terminals YRC Inc. Terminals Yellow and Roadway networks before integration National network after integration

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Customer Support for Integration
Customer Support for Integration
• Many of our larger customers have expressed support for the benefits of the integration, including among others:
Wal-Mart
Tomkins
Hallmark
Levitron
General Electric
L’Oreal
Siemens
Embarq
Wolseley-Ferguson

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Integration Financial Targets
Integration Financial Targets
•
As of now, we have over 60 consolidations either done or in process
•
At the time of the acquisition, total facilities between Yellow and Roadway were 704.
After integration and upon further optimization, we expect around 400 facilities.
•
Annual cost base of Yellow and Roadway is $6.5 billion; $200 million of savings is 3%
Amounts are cumulative
4Q08 1Q09 2Q09 3Q09 4Q09
Consolidated Operations 80 120 150 330 450
Facilities Eliminated (30) (70) (90) (130) (150) *
Annual Run Rate Savings
(millions)
- $     10 $   50 $   120 $ 200 $
* After initial integration is complete, we will continue to optimize the network and remove additional facilities.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Integration Example
Wichita, KS
Integration Example
Wichita, KS
KANSAS KANSAS
Before Integration
(2 Facilities, 2 Operations)
After Integration
(1 Facility, 1 Operation)
Y R YRC
Kansas
City
Kansas
City
• Current labor cost opportunity for P&D, dock and linehaul is around
$3 billion annually
Linehaul Linehaul

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

MISSOURI
Integration Example
Kansas City Metro
Integration Example
Kansas City Metro
KANSAS
Kansas
City
R
Y
YRC
Kansas
City
KANSAS MISSOURI
YRC
Before Integration
(Large, overlapping coverage areas)
After Integration
(Condensed, strategic coverage areas)

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Other Cost Savings Initiatives
Other Cost Savings Initiatives
• $50 million improvement at the Regional companies
3Q08 operating income improved by $23 million compared to 1Q08
When accounting for contractual rate increases of $15 million and volume/yield reductions of $12 million, the Regional companies improved by at least $50 million
• $50 million savings in the remainder of the organization
Well exceeded the goal, though further decline in the economy has masked the significant savings
Reduction of more than 500 nonunion positions and alignment of retirement benefits have yielded an annual run rate savings of more than $70 million
Reduced nearly $10 million in costs related to marketing sponsorships and other employee related expenses

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

De-Levering Initiatives
De-Levering Initiatives
12/31/2005 12/31/2006 12/31/2007 9/30/2008 12/31/08E
•
Continual reduction in debt
•
Reduced net debt by
$95 million since year end
•
Expect at least an additional
$100 million in fourth quarter
•
Evaluating other opportunities
•
Sale/leaseback packages
•
Debt-for-debt exchanges
•
Debt-for-equity exchanges
•
No significant debt maturities
until April 2010
$1.49
$1.28
$1.23
$1.18
<$1.08
Total debt
(in billions)

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Leverage Ratio
Leverage Ratio
Leverage Ratio
4Q07 1Q08 2Q08 3Q08
2.50x 2.79x 2.99x 3.18x
Bank Limit
•
Bank limit drops to 3.5x as of December 31 and we expect to remain within that limit
•
Non-cash impairment charges are excluded from EBITDA and do not impact liquidity a Amortization of debt issuance costs, imputed interest for sale/leasebacks and 4Q07 executive stock comp; b Unamortized debt premium and NPV of sale/leasebacks
3.75x
LTM as of
9/30/08
(in millions)
Book EBITDA* (420.5) $
Adjustments:
Impairment 781.9
Reorganization** 20.0
Property gains (16.3)
Other 7.5
a
Bank EBITDA 372.6
Total Book Debt 1,183.7
Adjustments 2.1
b
Bank Debt 1,185.8 $
Bank Debt/Bank EBITDA 3.18
*Non-GAAP measure; refer to 8K filing for reconciliation
**maximum $20 million on a LTM basis

■

■

■

■

■

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Summary
Summary
• Despite the downturn in the economy, YRC has unique levers to enhance its market position and improve its financial condition
• National integration is underway and proceeding very well
We continually evaluate the timeline and accelerate where it makes sense
Customer response has been very favorable
Teamster collaboration has been unprecedented
• Balance sheet remains solid and opportunities exist to improve
Significant debt reduction
Remain in compliance with bank covenants

Forward-Looking Statements
Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," “expected,“ "will,“ “projected,” and similar expressions are intended to identify forward-looking statements. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including
(without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from the combination of sales, operations and networks of Yellow Transportation and Roadway, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company's reports filed with the Securities and Exchange Commission (the "SEC"), including the company's Annual Report on Form 10-K for the year ended December 31, 2007.
• The company's expectations regarding the impact of, and its operating income improvement due to, the integration of Yellow Transportation and
Roadway and the timing of achieving that improvement could differ materially from those projected in forward-looking statements based on a number of factors, including (among others) the factors identified in the immediately preceding paragraphs, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company's operating plans, the need to spend additional capital to implement cost reduction opportunities, including (without limitation) to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company's estimates of its spending requirements, changes in the company's strategic direction and the need to replace any unanticipated losses in capital assets.
• The company's expectations regarding its debt reduction, liquidity, and leverage ratio are only the company's expectations regarding these items. The company's actual debt reduction, liquidity and leverage ratio could be affected by a number of factors, including (among others) the factors identified in the preceding paragraphs, the accuracy of the company’s forecasts, the company’s ability to further reduce costs, the timing of the company's cash receipts and expenditures, the lack of any unanticipated liabilities maturing, contingent or otherwise, the company's retirement of existing debt obligations at less than par, the ability of the company to timely sell and receive the proceeds from sales of assets (in particular and without limitation)
sales of real property and sale leaseback arrangements for real property, and the ability of the company to sell equity, exchange equity for debt, or enter into other capital market transactions and the availability of markets for these kinds of transactions. If the company does not execute one or more of the above, some of which are not entirely within the company’s control, the risk exists that the company would not be in compliance with the covenants in the credit and ABS facilities.
• The company's expectations regarding its asset sales are only its expectations regarding asset sales. Actual asset sales could differ materially based on a number of factors, including (among others) the factors identified in the preceding paragraphs.